UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):   January 3, 2002
                                                           ---------------

                             Trivantage Group, Inc.

             (Exact name of registrant as specified in its charter)

                                     Nevada

                 (State or other jurisdiction of incorporation)


       000-27039                                       88-0292249
----------------                                  ------------------------
(Commission  File  Number)                  (IRS  Employer  Identification  No.)

                 2775  Mesa  Verde  Drive  East,  #F101,  Costa  Mesa,  CA 92626
--------------------------------------------------------------------------------
          (Address of principal executive offices)          (Zip Code)

                                      (949) 979-7074
                            ------------------------
               Registrant's telephone number, including area code:

                         15303 Ventura Blvd., Suite 1510
                             Sherman Oaks, CA 91403
                                          (818) 380-8180
                        --------------------------------
                   (Former name, address and telephone number)

ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT

     (a) On December 28, 2001, the Company entered into a Shell Acquisition Agreement (the "Acquisition Agreement") with Proteo, Inc., a Nevada corporation ("Old Proteo"), which results in a restructuring of the Company's management, Board of Directors, and ownership.

     In accordance with the Acquisition Agreement, Proteo, Inc. acquired 176,660,280 shares of the Company's common stock from Sitestar Corporation, representing approximately 90% of the issued and outstanding common stock of the Company. As part of the Agreement, the existing directors of the Company resigned and appointed Oliver Wiedow, Birge Bargmann, Holger Pusch, Ulrich Gl ser, Hartmut Weigelt and Joerg Alte to the Board of Directors. Those directors elected Joerg Alte as President and Chief Financial Officer and Ulrich Gl ser as Secretary.

     The name of the Company is being changed to Proteo, Inc. The name of the acquiring entity is being changed from Proteo, Inc. to Proteo Marketing, Inc. Simultaneously with the name change, the Company is completing a one for one hundred fifty reverse stock split of its equity securities. Prior to the acquisition and the reverse split, the Company had 196,000,000 shares outstanding.

     Immediately upon completion of the reverse stock split and the name change, the Company will issue an aggregate of 20,286,512 shares to the shareholders of Proteo Marketing, Inc. in consideration for their Proteo Marketing, Inc. shares. This will result in approximately 21,953,179 shares issued and outstanding.

     Notice of the acquisition and the reverse stock split was sent to all of the shareholders of the Company on a Schedule 14f-1 information which was first mailed to shareholders on or about January 11, 2002.

     The Acquisition Agreement was adopted by the unanimous consent of the Board of Directors of the Company and Old Proteo.

     (b) The following table sets forth, as of January 4, 2002, certain information with respect to the Company's equity securities owned of record or beneficially by (i) each Officer and Director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company's outstanding equity securities; and (iii) all Directors and Executive Officers as a group. The address for all of the following entities and individuals is c/o Proteo, Inc., 2775 Mesa Verde Drive East, #F101, Costa Mesa, CA 92626. The numbers reflect a proposed 1 for 150 reverse stock split of the Company's common stock and the issuance of 20,286,512 newly issued shares to the shareholders of Proteo Marketing, Inc. in exchange for their Proteo Marketing, Inc. shares.

                                                     Name and Address of     Amount and Nature of            Percent
Title of Class. . . . . . . . . . . . . . . . . . .  Beneficial Owner        Beneficial Ownership (1)       of Class
---------------------------------------------------  ----------------------  ------------------------       --------
Common. . . . . . . . . . . . . . . . . . . . . . .  Proteo Marketing, Inc.      1,177,735                      5.4%
Stock
Common. . . . . . . . . . . . . . . . . . . . . . .  Oliver Wiedow              10,680,000                     48.6%
Stock
Common. . . . . . . . . . . . . . . . . . . . . . .  Birge Bargmann              2,000,000                      9.3%
Stock
Common. . . . . . . . . . . . . . . . . . . . . . .  Holger Pusch                   20,000                      0.1%
Stock
Common. . . . . . . . . . . . . . . . . . . . . . .  Ulrich Glaser                 100,000                      0.5%
Stock
Common. . . . . . . . . . . . . . . . . . . . . . .  Hartmut Weigelt               150,000                      0.7%
Stock
Common. . . . . . . . . . . . . . . . . . . . . . .  Joerg Alte                    140,000                      0.6%
Stock
  All officers and directors as a group (6 persons)                             13,090,000                     60.6%

(1) Based on 21,593,179 shares outstanding after the reverse stock split and the issuance of shares to Proteo Marketing, Inc. shareholders


ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     (a) The consideration exchanged pursuant to the Acquisition Agreement was negotiated between the shareholders of Trivantage, Trivantage and Proteo.

     In evaluating Proteo as a candidate for the proposed acquisition, Trivantage and its shareholders used criteria such as Proteo's business strategy which is focused on the development of pharmaceuticals based on human protein (in particular Elafin) (as set forth more fully below under "Business") and other anticipated operations, and Proteo's and its principal's business name and reputation. The Trivantage shareholders also believed the cash purchase price paid in the acquisition was reasonable and comparable to similar type of transactions. Trivantage and its shareholders determined that the consideration for the merger was reasonable.

     (b) Proteo as the combined entity intends to continue its historical businesses and proposed businesses as set forth more fully immediately below.
The historical business and operations of Trivantage shall no longer be continued by the new Proteo.

                                    BUSINESS

     Proteo, Inc. ("Old Proteo") was incorporated in the State of Nevada and began operations in November 2000. In December 2000, Old Proteo entered into a Reorganization and Stock Exchange Agreement with Proteo Biotech AG, a German corporation located in Kiel, Germany. Pursuant to the terms of the agreement, all of the shareholders of Proteo Biotech AG exchanged their common stock for an aggregate of 2,500,000 shares of Old Proteo's common stock. As a result, Proteo Biotech AG (the "Subsidiary") is currently a wholly owned subsidiary of Old Proteo, which will become a wholly owned subsidiary of Trivantage Group, Inc., which is being renamed Proteo, Inc. ("Proteo" or the "Company").

     The Company and the Subsidiary intend to develop, manufacture, promote, and market pharmaceuticals and other biotech products. However, we do not believe that any of our planned products will produce sufficient revenues in the next six years to support us financially. We currently expect to only sell small quantities of these products in the first few business years. We intend to identify and develop other potential products. To achieve profitable operations, the Company, independently or in collaboration with others, must successfully identify, develop, manufacture, and market proprietary products. The products and technologies we intend to develop will require significant commitments of personnel and financial resources.

     Our business strategy is focused on the development of pharmaceuticals based on human protein. Specifically, we intend to initially focus our research on the development of drugs based on the human protein Elafin. We believe that Elafin may be useful in the treatment of cardiac infarction, serious injuries caused by accidents, post-surgery damage to tissue, and complications resulting from organ transplantation.

     Elafin is a human protein that naturally occurs in human skin, lungs and mammary gland. Elafin is an elastase inhibitor which inhibits the activity of two enzymes called elastase and proteinase 3. Both of these enzymes are known to be involved in the breakdown of tissue in various inflammatory diseases.
Elafin protects cells containing it against destruction by these enzymes. We intend to utilize Elafin as a drug in the treatment of various diseases and injuries.

     We believe that Elafin may be useful as a drug in the treatment of cardiac infarction. Cardiac infarction appears as a result of deficiencies in the blood supply of heart muscles caused by damage to the supplying coronary vessels. As an immediate result, the heart weakens and the heart muscles are destroyed. Damage to tissue caused by cardiac infarction will slowly form scars. Current methods of treatment are aimed at restoring the blood supply to the heart, either by replacement with new blood vessels (bypass surgery) or by removal of blood-clots in the coronary vessels (lyse therapy). Utilizing this methods, the mortality of patients suffering from cardiac infarction is reduced from approximately 12% to 8% during clinical treatment. The remaining deaths are mainly a result of inflammation of the heart muscle after the cardiac infarction, which causes the destruction of the affected muscle tissue. Animal experiments have shown that Elafin may be effective in protecting the heart muscles against destruction after blood supply was interrupted.

     Elafin may also be used in the treatment of the seriously injured. Similar to damage of heart muscles as described above, much of the damage caused by serious injuries appear after the injury causing event (e.g.: traffic accidents). In emergency treatment following accidents, the blood supply, nerve fibers and the stability of bones and joints are given priority. Due to blood supply deficiencies, inflammation will occur in injured muscles and in injured vessels. Because muscles may be destroyed by the inflammation, limbs may have to be amputated despite successful surgeries. Elafin may protect muscles against damage caused by inflammation. In animal experiments, rat legs treated with Elafin remained unaffected, although the blood supply of the leg was cut off for six hours.

     Elafin may also be used in the course of heart transplantation. To transplant hearts successfully, simultaneous treatment with anti-inflammatory drugs is necessary. Inflammations of transplanted organs are mainly caused either by rejection of the organ by the immune system or by blood supply deficiencies during the transplantation. Although various drugs are used today to avoid the rejection of the organ, such rejections still occur quite often. Therefore, additional anti-inflammatory drugs like Elafin are needed, which may potentially prevent damages caused by blood supply deficiencies. Animal experiments have shown that treatment solely with Elafin may avoid rejection of transplanted hearts.

     Other preliminary data indicate that Elafin may be useful in a broad range of other applications whether pharmaceutical or not. Therefore, we will attempt to encourage other scientists, research centers as well as other companies to do research and development on Elafin for other applications than described above. For example, Elafin may also be effective in the treatment of dermatological diseases and defects, or as ingredient in cosmetics.

     Further, Proteo intends to engage in the research and development of other drugs and biotechnical products based on human protein. We may also be able to implement unique technologies and biotechnological production procedures that may enable the Company to offer related services to other companies.

     We have received a grant in the amount of 766,000 Euro (approximately $700,000) from the government of the German state Schleswig-Holstein for the research and pre-clinical development of the our pharmaceuticals based on the human protein Elafin. Such grant required that the Company prove its economical ability to cover at least 50% of the project costs on its own as well as the achievement of milestones. The grant will be paid as reimbursement of 50% of related expenses over the next two years.

     Initially, Proteo will focus on the development of a production procedure for Elafin and the initiation of clinical trials to achieve governmental approval for the use of Elafin as a drug. After development of production procedures have been achieved, we will initiate pre-clinical and subsequently, Phase 1, 2, and 3 clinical trials to determine the safety and effectiveness of Elafin as a drug.

     Our goals for German (CE Mark) approval on our initial product designed for patients suffering from serious injuries is targeted for 2007 and U.S. (FDA) approval in 2010. It should be noted that this specialized application, if successfully developed, would have a market potential substantially smaller than the overall market of Elafin for more widespread applications such as for the treatment of cardiac infarction.

THE  SUBSIDIARY

     In December 2000, Old Proteo entered into a stock exchange agreement with the shareholders of Proteo Biotech AG and acquired all of the issued and outstanding capital stock of Proteo Biotech AG, a German corporation, with its principal place of business located in Kiel, Germany. Proteo Biotech AG will be the only subsidiary of Proteo.

     Proteo Biotech AG was formed in Kiel, Germany, on April 6, 2000. Proteo Biotech AG is in the business of developing a pharmaceutical based on the human protein called Elafin and possible by-products thereof as well as related technologies. The President and CEO of Proteo Biotech AG is currently Nils Wichmann. The directors of Proteo Biotech AG are Prof. Oliver Wiedow, MD., Birge Bargmann, Holger Pusch and Hartmut Weigelt, Ph.D.

     Proteo Biotech AG owns licenses to exclusively develop products based on patents and filings relating to Elafin, including nine patents already issued and another four patent applications already in the process of patent office reviews. Of the issued patents, two patents were issued in the U.S.

     To date, our Subsidiary has not had any profitable operations. Furthermore, we do not anticipate that we will have profitable operations in the near future.

COLLABORATION  WITH  OTHER  COMPANIES

     In an effort to provide the Company with some revenue which will be utilized in the implementation of our business plan, our Subsidiary plans periodically to provide research and development and manufacturing services as a sub-contractor and/or consultant to unaffiliated companies which do not compete with the Company. We plan to explore such opportunities if deemed advantageous to the Company.

COMPETITION

     The market for our planned products and technologies is highly competitive, and we expect competition to increase. We will compete with many other health care research product suppliers, most of which will be larger than Proteo. Some of our anticipated competitors offer a broad range of equipment, supplies, products and technology, including many of the products and technologies contemplated to be offered by us. To the extent that customers exhibit loyalty to the supplier that first supplies them with a particular product or technology, our competitors may have an advantage over Proteo with respect to such products and technologies. Additionally, many of our competitors have, and will continue to have, greater research and development, marketing, financial and other resources than us and, therefore, represent and will continue to represent significant competition in our anticipated markets. As a result of their size and the breadth of their product offering, certain of these companies have been and will be able to establish managed accounts by which, through a combination of direct computer links and volume discounts, they seek to gain a disproportionate share of orders for health care products and technologies from prospective customers. Such managed accounts present significant competitive barriers for us. It is anticipated that we will benefit from their participation in selected markets, which, as they expand, may attract the attention of our competitors. The business of research and development of pharmaceuticals for the treatment of cardiac infarction is intensely competitive. Major companies with immense financial and personal resources are also engaged in this field.

     Currently, we are not aware of any substance available in the market with similar effectiveness to Elafin. Elastase inhibitors such as Elafin, which may be applied to humans, have been under research and development in the pharmaceutical industry for more than ten years. Currently, there have been more than 200 related patents granted. Most of these substances are produced synthetically, and are not applicable in the treatment of cardiac infarctions. Two other elastase inhibitors, inhianti-leukoprotease (SLPI) and 1-Antitrypsin, are similar to Elafin in that they are of human descent and may be applied like Elafin principally. Like Elafin, both substances have to be given by grams (as opposed to micro or milligrams) per day. Two other substances under development, ZD8321 and ZD0892 are artificial elastase inhibitors, which may have comparable effectiveness to that of Elafin.

Anti-leukoprotease  (SLPI)

     Amgen, Inc. is the owner of the patent for SLPI (anti-leukoprotease). Amgen purchased this patent by acquiring Synergen, Inc. SLPI is quite similar to Elafin. Nevertheless, SLPI has some disadvantages in its intended application in the treatment of cardiac infarctions and in the treatment of serious injuries. It is only effective against one (leukocyte-elastase) of the two (leukocyte-elastase and proteinase 3) major enzymes which destroy tissue, while Elafin has shown effectiveness against both. Therefore, Elafin is probably of higher effectiveness. Furthermore, SLPI is not as stable as Elafin, which is a disadvantage in its distribution as a drug. SLPI was discovered much earlier than Elafin, therefore, the remaining term of the covering patent should be shorter than that related to Elafin. Amgen does not mention the development of SLPI as a drug in its annual report of 1998.

a1-Antitrypsin

     Human blood contains relatively large amounts of a1-Antitrypsin naturally. Research into the use of a1-Antitrypsin for the the treatment of cardiac infarctions, shock and of other serious inflammations has been ongoing for the last twenty years. Compared to Elafin, however, there are some substantial problems related to a1-Antitrypsin. For example, a1-Antitrypsin is not as stable as Elafin, and therefore, from the scientific point of view it is probably not as effective as Elafin. Additionally, a1-Antitrypsin is very difficult to produce. The existing biotechnological procedure to produce a1-Antitrypsin is to use genetically manipulated sheep, which produce a1-Antitrypsin in their milk. Existing flocks of sheep do not produce sufficient amounts of a1-Antitrypsin. As a result, experiments involving cloning of sheep (such as "Dolly") have been performed to produce a better flock of sheep compatible with the production of a1-Antitrypsin.

ZD8321  and  ZD0892

     Both ZD8321 and ZD0892 have been developed by AstraZeneca with the intention of treating lung diseases. However, AstraZeneca has recently suspended both inhibitors from their research and development pipeline.

EMPLOYEES

     Currently, Proteo has one full time employee, and Proteo Biotech AG has three employees. We expect the number of employees in the Subsidiary to increase to six in 2002.

                              MARKET FOR SECURITIES

     The  Company's  common  stock is presently traded on the OTC Bulletin Board operated by Nasdaq under the symbol "TVGE". The Company intends to seek to change the trading symbol upon completion of the name change. The following table sets forth the high and low closing prices for shares of Company common stock for the periods noted, as reported by the National Daily Quotation Service and the Over-The-Counter Bulletin Board. Quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions. None of these prices reflect the acquisition of Old Proteo.

                                 PRICES
YEAR    PERIOD              HIGH ASK LOW BID
----    ------              -------- -------
2001    First quarter       $  0.08  $    0.03
        Second quarter
        Third quarter
        Fourth quarter

2000    First quarter       $  1.00  $    0.15
        Second quarter      $  0.50  $    0.14
        Third quarter       $  0.25  $    0.06
        Fourth quarter      $  0.25  $    0.06



     On January 4, 2001, the Company approved a one for one-hundred fifty reverse split of its Common Stock. The table above has not been adjusted to reflect the effect of this split.

     The number of beneficial holders of record of Company common stock as of the date of the acquisition was approximately 1,193. Many of the shares of the Company's common stock are held in "street name" and consequently reflect numerous additional beneficial owners.

MANAGEMENT

DIRECTORS  AND  EXECUTIVE  OFFICERS

     The following table sets forth the names and ages of the current and incoming directors and executive officers of the Company, the principal offices and positions with the Company held by each person and the date such person became a director or executive officer of the Company. The executive officers of the Company are elected annually by the Board of Directors. The directors serve one year terms until their successors are elected. The executive officers serve terms of one year or until their death, resignation or removal by the Board of Directors. Unless described below, there are no family relationships among any of the directors and officers.

Name                              Age       Positions

Joerg Alte . . . . . . . . . .    39        President, Chief Executive Officer, Chief Financial Officer, and Director

Professor Oliver Wiedow, MD.      44        Director

Birge Bargmann . . . . . . . .    40        Director

Holger Pusch . . . . . . . .      44        Director

Ulrich Glaser. . . . . . . .      43        Secretary and Director

Hartmut Weigelt, Ph.D. . . .      56        Director


BIOGRAPHICAL  INFORMATION:

     JOERG ALTE, currently serves as the President, Chief Executive Officer, Chief Financial Officer and Director of the Company. Mr. Alte is a German lawyer by training and practice. After studying law and passing his second state examination, he worked for more than three years at a German law office predominantly engaged in economic and corporate laws with both public and private company clients engaged in international business. Subsequently, Mr. Alte worked as a legal advisor with a German diagnostic company, where he also practiced German and U.S. Securities laws. From November 1998 to April 2000, Mr. Alte served as President and CEO for Sangui BioTech International, Inc., a publicly traded company.

     PROF. OLIVER WIEDOW, M.D., currently serves as a Director of the Company. Since 1985 Professor Wiedow has served as physician and scientist at the University of Kiel, Germany. Currently, Prof. Wiedow is a Professor of dermatology, venerology and allergology at the university's dermatological clinic. Mr. Wiedow discovered Elafin in human skin and has researched its biological effects. He has knowledge in biochemistry which is needed for the production of Elafin.

     BIRGE BARGMANN, currently serves as a Director of the Company. Since 1989, Ms. Bargmann has worked as a medical technique assistant engaged in the Elafin project at the dermatological clinic of the University of Kiel. She co-developed and carried out procedures to detect and to clean up Elafin.

     HOLGER PUSCH, currently serves as a Director of the Company. Mr. Pusch is presently employed by Agfa-Gaevert. For the last 15 years, Mr. Pusch has worked as a Director of Marketing and Distribution and as a division leader for major German companies.

     ULRICH GL SER, currently serves as Secretary and as a Director of the Company. Before joining Proteo AG as Chief Executive Officer in May 2001, Mr. Gl ser was sales and marketing manager at Draeger ProTech Gmb H in L beck, Germany. In addition to his degrees in economics and engineering, he has a Master of Business Marketing (MBM) degree from the Technical University of Berlin.

     HARTMUT WEIGELT, PH.D., currently serves as a Director of the Company. Since 1996, Mr. Weigelt has served as the managing director of Eco Impact GmbH which he co-founded. Between 1995 and 1996, Mr. Weigelt was the Director of Environmental Agency for the city of Dortmund, Germany. From 1992 to 1994 Mr. Weigelt served as the managing directgor of Environmental Resources Management GmbH. From 1989 to 1992 Mr. Weigelt worked as the Director for Environmental Risk-Analysis and Business Coordination for Gerling AG (a large German insurance company). From 1987 to 1989 Mr. Weigelt worked as the Director for Drug-Development-Coordination of Schering AG (a German pharmaceutical company). Between 1972 to 1985, Mr. Weigelt worked for Max-Planck-Institute for
Systems-Physiology. Mr. Weigelt was also a co-founder of the first German private university, Witten/Herdecke. Mr. Weigelt studied chemistry and biology and graduated with a M.Sc., Ph.D., and D.Sc. in biology.

Certain  Relationships  and  Related  Transactions
--------------------------------------------------

     On December 28, 2001, the Company entered into the Shell Acquisition Agreement which resulted in a restructuring of the Company's management, Board of Directors, and ownership. Many of the directors and officers of Proteo Marketing, Inc. became directors, officers and shareholders of the Company.

     The Company has agreed to pay Prof. Wiedow, a director of the Company, three percent (3%) of the gross revenues of Company from products based on patents where he was the principal inventor. Furthermore, the Company has agreed to pay licensing fees in the amount of 110,000 Euro (approximately $100,000) per year and a refund for all expenses needed to maintain the patents (e.g., patent fees, lawyers fees, etc).

     AstraZeneca, Inc. (formerly Zeneca, Inc., formerly ICI Pharmaceuticals, Inc.) has held the patents for Elafin (Proteo's primary product) for several years and has significantly contributed to the current knowledge. Therefore, the Company has agreed to pay AstraZeneca Inc. 2% of the gross revenues of Proteo and the Subsidiary from products based on patents in which Prof. Wiedow was the principal inventor.

     The officers and directors of the Company may be engaged in other businesses, either individually or through partnerships and corporations in which they have ownership interests, hold offices or serve on Boards of Directors.

     The Company will attempt to resolve any such conflicts of interest in favor of the Company. The officers and directors of the Company are accountable to the Company and the Company's shareholders as fiduciaries.

                             EXECUTIVE COMPENSATION

Executive  Officers  and  Directors
-----------------------------------

     To date, there has been no consideration paid to the newly elected officers and directors of the Company.

     A director who is an employee does not receive any cash compensation as a director. There is no plan in place for compensation of persons who are directors who are not employees of the Company.

Summary  Compensation  Table
----------------------------

     The Summary Compensation Table shows certain compensation information for services rendered in all capacities for the fiscal years ended December 31, 1998 and 1999. Other than as set forth herein, no executive officer's salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.

                                                             SUMMARY COMPENSATION TABLE

                                          ANNUAL  COMPENSATION                          LONG  TERM  COMPENSATION
                                         ----------------------                         AWARDS           PAYOUTS
                                                                                    -------------------------------
                                                                OTHER        RESTRICTED  SECURITIES                 ALL
NAME AND                                                        ANNUAL         STOCK     UNDERLYING    LTIP        OTHER
PRINCIPAL                          SALARY        BONUS       COMPENSATION      AWARDS     OPTIONS     PAYOUTS   COMPESATION
POSITION               YEAR         ($)           ($)            ($)            ($)       SARS (#)      ($)         ($)
---------------------------------------------------------------------------------------------------------------------------
Earl T. Shannon       2000      $   60,000        -0-             -0-           -0-        500,000      -0-         -0-
(President,
Secretary,
Treasurer, Director)  1999      $   60,000        -0-             -0-           -0-        500,000      -0-         -0-

Robert W. Tupper      2000          -0-           -0-             -0-           -0-        500,000      -0-         -0-
(Director)
                      1999          -0-           -0-             -0-           -0-          -0-        -0-         -0-

Matthew Gilbert       2000          -0-           -0-             -0-           -0-        500,000      -0-         -0-
(Director)
                      1999          -0-           -0-             -0-           -0-          -0-        -0-         -0-


(1)     All of these parties are no longer affiliated with the Company.



                                   OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                            (INDIVIDUAL GRANTS)


                  NUMBER OF SECURITIES      PERCENT OF TOTAL
                       UNDERLYING         OPTIONS/SAR'S GRANTED
                 OPTIONS/SAR'S GRANTED   TO EMPLOYEES IN FISCAL    EXERCISE OF BASE PRICE
NAME                      (#)                     YEAR                     ($/SH)           EXPIRATION DATE
                 ----------------------  -----------------------  ------------------------  ---------------
Earl T. Shannon         500,000                    33.3%                    $0.15          10/27/05

Ronald W. Tupper        500,000                    33.3%                    $0.15          10/27/05

Matthew Gilbert         500,000                    33.3%                    $0.15          10/27/05


(1)  These options have all been terminated.





                                   AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                               AND FY-END OPTION/SAR VALUES


                                                                   NUMBER OF UNEXERCISED      VALUE OF UNEXERCISED IN
                                                                   SECURITIES UNDERLYING       THE-MONEY OPTION/SARS
                   SHARES ACQUIRED ON             VALUE            OPTIONS/SARS AT FY-END (#)        AT FY-END ($)
NAME                  EXERCISE (#)             REALIZED ($)        EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
                 ----------------------  ------------------------  --------------------------  --------------------------

Earl T. Shannon            -0-                    -0-                         -0-                       -0-

Ronald W. Tupper           -0-                    -0-                         -0-                       -0-

Matthew Gilbert            -0-                    -0-                         -0-                       -0-




Compensation  of  Directors
---------------------------

     The Directors have not received any compensation for serving in such capacity, and the Company does not currently contemplate compensating its Directors in the future for serving in such capacity.

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     Not  applicable

ITEM  5.  OTHER  EVENTS

     Not  applicable.

ITEM  6.  RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Not  applicable.

ITEM  7.  FINANCIAL  STATEMENTS

        The financial statements of the Company for the period from inception until December 31, 2001 and the financial statements of Old Proteo from inception until December 31, 2001, as well as applicable pro forma financial information, will be filed by amendment to this Form 8-K within the time period required pursuant to SEC regulations.

ITEM  8.  CHANGE  IN  FISCAL  YEAR

     Not  applicable

EXHIBITS

3.1     Articles  of  Incorporation  of  the  Company,  as  amended

3.2     Bylaws  of  the  Company

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TRIVANTAGE  GROUP,  INC.

                                            /s/  Joerg  Alte
                                              ----------------------------------
                                              President

Date:  January  14,  2002